UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2018

CRONA CORP

(Exact name of registrant as specified in its charter)

Nevada 333-216180 35-2574778 (State or other jurisdiction (Commission (IRS Employer of incorporation) File Number) IdentificationNo.)

Street: Strada Jean-Louis Calderon 31

City: Bucharest

ZIP: 030167

Country: Romania

management@corpcrona.com

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: + 40371700107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act  (17 CFR240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act  (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 FR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On March 21, 2018, our board appointed Robert T.  Malasek as a Director, Chief Executive Officer, Chief Financial Officer and Secretary of the company.

Robert T. Malasek – Director, Chief Executive Officer, Chief Financial Officer, Secretary

Mr. Malasek’s experience includes serving as the Assistant Controller for Starwood Hotel & Resorts Worldwide, Inc. and Chief Financial Officer for NatureWell, Inc.  From 2011 to 2015, Robert served as the Chief Financial Officer, Secretary, Treasurer and a Director of Liberty Coal Energy Corp.  Since 2015, Robert has served as the Chief Financial Officer of Cannalink, Inc.  Robert received his Bachelor of Science in Accountancy from San Diego State University.

On March 21, 2018, Andrei Gurduiala resigned as an officer and director of the company.  His resignation was not because of any disagreements with the company on matters relating to its operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

Date: March 21, 2018                        Crona Corp.

                                          By: /s/ Robert T. Malasek

                                         -------------------------------

                                         Robert T. Malasek, President